UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2008

EDGE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-22149 (Commission File Number)	76-0511037 (IRS Employer Identification No.)

Travis Tower 1301 Travis, Suite 2000 Houston, Texas 77002 (Address of principal executive offices)

(713) 654-8960 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)   Effective October 21, 2008, the Board of Directors of Edge Petroleum Corporation (“Edge”) adopted the Third Amendment to Bylaws of Edge (the “Third Amendment”).  Edge’s bylaws generally provide that the record date for determining stockholders entitled to vote at a meeting of stockholders or any adjournment thereof and certain other matters shall be not more than 60 days and not fewer than 10 days prior to the date on which the action requiring such determination of stockholders is to be taken.  The Third Amendment clarifies that, when used with respect to a meeting of stockholders, the term “action” refers to the convening of the meeting, and the record date for such meeting shall be effective for any adjournment or adjournments thereof (unless the Edge Board of Directors fixes a new record date), regardless of whether, because of adjournment or otherwise, the business to be conducted at that meeting is completed within 60 days of the record date.  The foregoing descriptions of Edge’s bylaws, as previously amended by the First Amendment to Bylaws of Edge and the Second Amendment to Bylaws of Edge, and the Third Amendment do not purport to be complete and are qualified in their entirety by the full text of the bylaws and the amendments, which are filed as Exhibits 3.1, 3.2, 3.3 and 3.4 hereto and are incorporated into this Current Report on Form 8-K by reference.

Item 8.01    Other Events.

As previously announced, on July 14, 2008, Chaparral Energy, Inc., a Delaware corporation (“Chaparral”), Chaparral Exploration, L.L.C., a Delaware limited liability company and wholly owned direct subsidiary of Chaparral (“Sub”), and Edge entered into an Agreement and Plan of Merger (the “merger agreement”), whereby Edge will merge with and into Sub (the “merger”).  Pursuant to the merger agreement, Chaparral will acquire Edge in an all-stock transaction and will become a publicly traded company.

On October 22, 2008, Edge issued a press release announcing, among other things, that the Edge Board of Directors has decided to convene the annual meeting as scheduled on October 23, 2008 at 1:30 p.m. Houston time and immediately adjourn the meeting to Thursday, December 4, 2008 at 9:00 a.m. Houston time.  The reconvened meeting will be held at the Hyatt Regency Hotel, 1200 Louisiana Street, Houston, Texas, 77002.  The Edge Board of Directors may also readjourn the meeting or adjourn it to a different date.  Edge expects to announce any adjournment to a different date in a press release or Form 8-K filing with the Securities and Exchange Commission (“SEC”).

Please carefully read this Current Report on Form 8-K and the proxy statement/prospectus filed with the SEC on September 9, 2008, including the information incorporated by reference and the annexes. If you have already properly submitted a proxy, you do not need to do anything unless you want to change your vote. If you want to change your vote, you must submit a new proxy or attend the annual meeting.  Otherwise, you will be considered to have voted on the merger agreement and other Edge annual meeting matters as indicated in the proxy card you sent earlier, and the proxies identified in the proxy card you sent earlier will vote your shares as indicated in that previously submitted proxy card.

If you wish to change your vote, you may send a later-dated, signed proxy card so that it is received prior to the reconvened Edge annual meeting, or you may attend the reconvened Edge annual meeting in person and vote. You may also revoke your proxy card by sending a notice of revocation that is received prior to the reconvened Edge annual meeting to Edge’s Corporate Secretary at 1301 Travis, Suite 2000, Houston, Texas 77002. You may also change your vote by telephone or Internet. The deadline for voting by Internet and telephone has been extended to 5:30 p.m. Houston time on Wednesday, December 3, 2008. You may change your vote by using any one of these methods regardless of the procedure used to cast your previous vote.  You may obtain an additional proxy card by contacting Edge’s Investor Relations department at (713) 654-8960 or D.F. King & Co., Inc., Edge’s proxy solicitor, at (888) 887-1266.

If your shares of Edge common stock are held in “street name” by a broker or other nominee, you should follow the instructions provided by your broker or other nominee to change your vote.

If you have not yet voted your shares, please read and carefully consider the information contained in this Current Report on Form 8-K and the proxy statement/prospectus, then you may complete and sign your proxy card.

Alternatively, you may cast your vote by telephone or Internet by following the instructions on your proxy card. In order to ensure that your vote is recorded, please vote your proxy as instructed on your proxy card, or on the voting instruction form provided by the record holder if your shares are held in the name of your broker or other nominee, even if you currently plan to attend the Edge annual meeting in person.

The adjournment will allow additional time for the Edge common stockholders to receive and consider the information described in this Current Report on Form 8-K, as well as any other additional information that Edge and Chaparral may make available to Edge stockholders prior to the meeting.

A copy of the above referenced press release is filed as Exhibit 99.1 hereto and is incorporated into this Current Report on Form 8-K by reference.

Merger Financing

The merger agreement contemplates that Chaparral will enter into a new senior secured revolving credit facility.  The expected terms of the facility as of September 15, 2008 were set forth beginning on page 75 of the proxy statement/prospectus under “The Merger—Chaparral Commitment Letter for New Secured Credit Facility.”  As of October 21, 2008, the syndication efforts for the new secured credit facility are still ongoing.  As a result of recent market turmoil and related developments worldwide, companies have experienced increased difficulty in obtaining debt financing and these factors have complicated the syndication effort.  As a result, the terms of the new secured credit facility have not been finalized.  Chaparral continues to work diligently on the syndication of the new secured credit facility financing so the financing will be available at the time of the closing of the merger.  However, there can be no assurance that the financing will be available at such time or that the terms of such financing will be as the parties had anticipated.

The purchase agreement setting forth the terms of Chaparral’s proposed sale of Series B preferred stock contains closing conditions that require, among other things, (i) Chaparral to consummate its secured credit facility financing in accordance with the financing commitment with an initial borrowing base of $1 billion, (ii) Chaparral’s availability under the secured credit facility to be at least $325 million as of the closing date, (iii) the applicable margins under the secured credit facility to be not more than 125 basis points above those presented in the pricing grid of the financing commitment term sheet and (iv) the merger to have been consummated in accordance with the terms of the merger agreement, without any amendment, modification or waiver of such terms and conditions (other than those the purchaser of the Series B preferred stock has approved).  The failure to meet these conditions may jeopardize the closing of Chaparral’s proposed sale of Series B preferred stock, which in turn may jeopardize Chaparral’s ability to obtain the new senior revolving credit facility financing necessary for Chaparral to close the merger.  As a result of recent market turmoil and related developments, companies have had increased difficulty in obtaining equity financing.

Listing of Chaparral Common and Series A Preferred Stock

It is a condition to the consummation of the merger (the “NYSE condition”) that (i) the Chaparral common stock and Chaparral Series A preferred stock issuable to former Edge stockholders pursuant to the merger agreement, (ii) the shares of Chaparral common stock issuable to the holders of the Chaparral Series A preferred stock upon conversion thereof and (iii) the shares of Chaparral common stock issuable upon exercise of Edge options be approved for listing on the New York Stock Exchange (“NYSE”), subject to official notice of issuance.   As of October 21, 2008, the NYSE condition has not been met.

To meet the NYSE condition, it is expected that Chaparral  must satisfy the following listing standards: (i) minimum price of at least $4.00 per share, (ii) at least 400 U.S. stockholders of 100 shares or more, (iii) at least 1,100,000 publicly held shares outstanding in the U.S., (iv) aggregate market value of publicly held shares of at least $60 million in the U.S. and (v) pre-tax earnings from continuing operations and after minority interest, amortization and equity in the earnings or losses of investees, as adjusted, of at least $10,000,000 in the aggregate for the last three fiscal years together with a minimum of $2,000,000 in each of the two most recent fiscal years, and positive amounts in all three years.  This is a different listing standard than the listing standard on page 71 of the proxy statement/prospectus under “The Merger—NYSE Listing of Chaparral Common and Series A Preferred Stock.”

The ability of Chaparral to meet the NYSE listing standards described above that are related to the minimum $4.00 per share price and the minimum $60 million aggregate market value of publicly held shares is a function of the trading price of Edge’s common stock.  Based on the closing price of Edge common stock on October 22, 2008 of $0.91 per share, neither of these standards would be met and  there can be no assurance that the NYSE condition will ever be met.

Additional Information and Where to Find It

In connection with the proposed merger with Chaparral, Edge and Chaparral have filed materials relating to the transaction with the SEC, including a prospectus of Chaparral and a definitive proxy statement of Edge. INVESTORS AND SECURITY HOLDERS OF EDGE ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT AND THIS CURRENT REPORT ON FORM 8-K, WHICH ARE AVAILABLE NOW, AND ANY OTHER MATERIALS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT EDGE, CHAPARRAL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement, which is available now, and other documents containing information about Edge and Chaparral, without charge, at the SEC’s web site at www.sec.gov. Investors and security holders may also obtain information with respect to Edge through its web site at www.edgepet.com. Copies of Edge’s SEC filings may also be obtained for free by directing a request to Investor Relations, Edge Petroleum Corporation, (713) 654-8960. Copies of Chaparral’s SEC filings may also be obtained for free by directing a request to Investor Relations, Chaparral Energy, Inc., (405) 478-8770.

Participants in Solicitation

Edge and Chaparral and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from Edge’s common stockholders in respect of the merger. Information about these persons can be found in Edge’s Form 10-K/A as filed with the SEC on April 29, 2008 and Form 8-K filed with the SEC on July 15, 2008 and Chaparral’s Form 10-K as filed with the SEC on March 31, 2008. Additional information about the interests of such persons in the solicitation of proxies in respect of the merger is included in the definitive proxy statement that has been filed with the SEC in connection with the proposed transaction.

Forward-Looking Statements

The statements made herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding the merger, whether and when the transactions contemplated by the merger agreement will be consummated, Chaparral’s new credit facility, the sale of Chaparral Series B preferred stock, the timing and effects of the merger, the timing of the stockholder meeting and any adjournment or adjournments of the meeting and the listing of Chaparral common stock and Chaparral Series A preferred stock. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, actions by regulatory authorities or other third parties, delays, costs and difficulties related to the transactions, market conditions, consummation of financing, satisfaction of closing conditions, availability and terms of any financing and other factors discussed in the definitive proxy statement that has been filed with the SEC in connection with the proposed transaction, Edge’s Annual Report on Form 10-K for the twelve months ended December 31, 2007, as amended by its report on Form 10-K/A for that period, and those set forth from time to time in Edge’s filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Bylaws of Edge Petroleum Corporation (Incorporated by reference from exhibit 3.3 to Edge’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999 (File No. 000-22149)).

3.2

First Amendment to Bylaws of Edge Petroleum Corporation on September 28, 1999 (Incorporated by reference from exhibit 3.2 to Edge’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999 (File No. 000-22149)).

3.3

Second Amendment to Bylaws of Edge Petroleum Corporation on May 7, 2003 (Incorporated by reference from exhibit 3.4 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (File No. 000-22149)).

3.4*	Third Amendment to Bylaws of Edge Petroleum Corporation on October 21, 2008.

99.1*	Press Release, dated October 22, 2008.

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGE PETROLEUM CORPORATION

Date: October 22, 2008	By:	/s/ John W. Elias

John W. Elias
Chairman, President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Bylaws of Edge Petroleum Corporation (Incorporated by reference from exhibit 3.3 to Edge’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999 (File No. 000-22149)).

3.2

First Amendment to Bylaws of Edge Petroleum Corporation on September 28, 1999 (Incorporated by reference from exhibit 3.2 to Edge’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999 (File No. 000-22149)).

3.3

Second Amendment to Bylaws of Edge Petroleum Corporation on May 7, 2003 (Incorporated by reference from exhibit 3.4 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (File No. 000-22149)).

3.4*	Third Amendment to Bylaws of Edge Petroleum Corporation on October 21, 2008.

99.1*	Press Release, dated October 22, 2008.

*Filed herewith.